FTI Consulting, Inc. Investor Presentation March 2019 Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 U.S. Tax Cuts and Jobs Act (“2017 Tax Act”), and the risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis Leading global business advisory firm with strong people and strong positions: corporations, law firms and governments come to us when there is a critical need Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Willingness to invest EBITDA in key growth areas where we have a right to win Healthy balance sheet and strong cash flows with a commitment to return capital to our stockholders Organic growth strategy with an emphasis on profitable revenue growth Believe we are on a path towards sustained double-digit year-over-year Adjusted EPS growth over time

FCN Publicly Traded $2.8BLN 1982 Year Founded 4,700+ Total Employees Worldwide 480+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 8/10 Advisor to 8 of the World’s Top 10 Bank Holding Companies 96/100 Advisor to 96 of the World’s Top 100 Law Firms 49/100 49 of Global 100 Corporations are Clients FTI Consulting: Experts with Impact 76 Offices in 76 Cities Around the Globe Equity Market Capitalization1 All statistics above are as of December 31, 2018. 1Number of total shares outstanding as of February 19, 2019, times the closing share price as of February 26, 2019.

Recent Performance Builds on Success Against Transformational Agenda EPS and Adjusted EPS (2) Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) Net Income ($ in millions) 12% 38% 43% 39% Charts not to scale. ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. 2See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted Earnings Per Diluted Share (“Adjusted EPS”), which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. 72%

Robust Cash Flows and Strong Balance Sheet Charts not to scale. Total Debt, Net of Cash/Adjusted EBITDA (1) ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. Debt ($ in millions)

We are Recognized as the World’s Leading Experts 2018 America’s Best Management Consulting Firms 2018 Consulting Firm of the Year 2018 #1 Crisis Management Firm 2018 Global Turnaround Consulting Firm of the Year 2018 Forensic Accounting Firm of the Year 2018 Compass Lexecon #1 on Expert Witness Firms’ Power Index 2018 Top 10 Best Consulting Firms to Work For 2018 #1 Demonstrative Evidence Provider

Our Balanced and Diversified Portfolio FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk. Corporate Finance & Restructuring Economic Consulting Forensic & Litigation Consulting Technology Strategic Communications Corporate Finance & Restructuring Economic Consulting Forensic & Litigation Consulting Strategic Communications Technology North America Asia Pacific EMEA Latin America 2018 Revenues by Segment 2018 Total Adjusted Segment EBITDA (1) by Segment 2018 Revenues by Region ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliation of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure.

Corporate Finance & Restructuring Enhance Business Transformation and Transaction capabilities Grow Restructuring globally Deeper penetration of key industries, e.g., Retail, Healthcare, TMT, Automotive and Energy +17% Growth Opportunities ($ in millions) Adjusted Segment EBITDA (1) Revenues ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA, which is a GAAP financial measure. 14 countries 43 offices 948 professionals

Forensic & Litigation Consulting Growth Opportunities +12% Enhance core offerings, including Data & Analytics, Cybersecurity and Construction Solutions capabilities Grow overseas businesses, e.g., London and Hong Kong Strong utilization in Disputes, Investigations and Health Solutions practices ($ in millions) Revenues Adjusted Segment EBITDA (1) ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA, which is a GAAP financial measure. 56 offices 1,153 professionals 19 countries

Economic Consulting Revenues +8% Maintain leading position of Compass Lexecon in the U.S. Grow overseas businesses, e.g., EMEA, Australia and Asia Develop adjacent businesses in the U.S., e.g., International Arbitration, Energy, Healthcare, TMT and Financial Services Growth Opportunities ($ in millions) Adjusted Segment EBITDA (1) ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA, which is a GAAP financial measure. 41 offices 708 professionals 18 countries

Expand addressable market through new distribution channels for Consulting & Services Invest in new and adjacent services, e.g., Information Governance, Privacy & Security Services and Contract Intelligence Grow overseas businesses, e.g., Europe, Middle East and India Growth Opportunities Technology +6% Revenues ($ in millions) Adjusted Segment EBITDA (1) ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA, which is a GAAP financial measure. 33 offices 306 professionals 9 countries

Strategic Communications +16% Further develop large, complex client relationships Enhance market share in highly regulated industries, e.g., Public Affairs, Financial Services, Energy, Healthcare, Industrials and TMT Leverage FTI Consulting’s services and platform to enhance client results Growth Opportunities Revenues ($ in millions) Adjusted Segment EBITDA (1) ¹See accompanying “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted Segment EBITDA, which is a GAAP financial measure. 38 offices 641 professionals 17 countries

Collectively, We are Well-Positioned to Accelerate Growth The strength of our people, their relationships and our franchise is increasingly making FTI Consulting a place where the best people want to be Our performance has been achieved without a boom in restructuring We delivered record 2018 results from almost exclusively organic growth with improved utilization The balance sheet of FTI Consulting has never been stronger – we have enormous flexibility to use our cash to further enhance our enterprise Our bedrock core competencies in disputes, investigations and crises are finding even more relevance as we continue to build our adjacent practices

Financial Supplements

FY 2014 – FY 2019 Guidance: Revenues

FY 2014 – FY 2018: Net Income and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA (1) Net Income

FY 2014 – FY 2019 Guidance: Earnings Per Diluted Share and Adjusted Earnings Per Diluted Share ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted Earnings Per Diluted Share, which is a non-GAAP financial measure. $3.50-$4.00 $3.33-$3.83 Adjusted Earnings Per Diluted Share (1)

Full Year 2018, 2017 and 2016: Select Cash Position and Capital Allocation ¹Total debt excludes the impact of unamortized deferred debt issue costs of $6.7 million, $3.7 million and $4.5 million as of December 31, 2018, December 31, 2017 and December 31, 2016, respectively, and excludes the impact of the unamortized deferred debt discount of $44.0 million for the year ended December 31, 2018 related to our 2.0% convertible senior notes due 2023. ²See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in thousands, except for DSOs FY 2018 FY 2018 FY 2017 FY 2017 FY 2016 FY 2016 Cash and cash equivalents $ 312,069 $ 189,961 $ 216,158 Accounts receivable, net $ 554,608 $ 522,878 $ 474,897 Days sales outstanding ("DSO") 93 93 91 91 91 91 Net cash provided by operating activities $ 230,672 $ 147,625 $ 233,488 Purchases of property and equipment $ (32,270) $ (32,004) $ (28,935) Purchase and retirement of common stock $ (55,738) $ (168,094) $ (21,489) Total Debt (1) $ 316,250 $ 400,000 $ 370,000 Free Cash Flow (2) $ 198,402 $ 115,621 $ 204,553

Financial TablesReconciliations of Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted EBITDA 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. FY 2018 FY 2018 FY 2017 FY 2017 FY 2016 FY 2016 FY 2015 FY 2015 FY 2014 FY 2014 Net Income $ 150,611 $ 107,962 $ 85,520 $ 66,053 $ 58,807 Income tax provision (benefit) 57,181 (20,857) 42,283 39,333 42,604 Interest income and other (4,977) (3,752) (10,466) (3,232) (4,670) Interest expense 27,149 25,358 24,819 42,768 50,685 Gain on sale of business (13,031) — — — — Loss on early extinguishment of debt 9,072 — — 19,589 — Depreciation and amortization 31,536 31,177 38,700 31,392 33,989 Amortization of other intangible assets 8,162 10,563 10,306 11,726 15,521 Special charges — 40,885 10,445 — 16,339 Remeasurement of acquisition-related contingent consideration — 702 1,403 (1,867) (2,723) Adjusted EBITDA1 $ 265,703 $ 192,038 $ 203,010 $ 205,762 $ 210,552 (in thousands)

Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures. (in thousands, except for per share data) FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 Net income $150,611 $107,962 $85,520 $66,053 $58,807 Add back: Special charges — 40,885 10,445 — 16,339 Tax impact of special charges — (13,570) (3,595) — (6,702) Loss on early extinguishment of debt 9,072 — — 19,589 — Tax impact of loss on early extinguishment of debt (2,359) — — (7,708) — Remeasurement of acquisition-related contingent consideration — 702 1,403 (1,867) (2,722) Tax impact of remeasurement of acquisition-related contingent consideration — (269) (546) 747 1,004 Non-cash interest expense on convertible notes 3,019 — — — — Tax impact of non-cash interest expense on convertible notes (775) — — — — Gain on sale of business (13,031) — — — — Tax impact of gain on sale of business 6,798 — — — — Impact of 2017 Tax Act — (44,870) — — — Adjusted Net Income1 $153,335 $90,840 $93,227 $76,814 $66,726 Earnings per common share – diluted $3.93 $2.75 $2.05 $1.58 $1.44 Add back: Special charges — 1.04 0.25 — 0.40 Tax impact of special charges — (0.34) (0.08) — (0.16) Loss on early extinguishment of debt 0.23 — — 0.47 — Tax impact of loss on early extinguishment of debt (0.06) — — (0.19) — Remeasurement of acquisition-related contingent consideration — 0.02 0.03 (0.04) (0.06) Tax impact of remeasurement of acquisition-related contingent consideration — (0.01) (0.01) 0.02 0.02 Non-cash interest expense on convertible notes 0.08 — — — — Tax impact of non-cash interest expense on convertible notes (0.02) — — — — Gain on sale of business (0.34) — — — — Tax impact of gain on sale of business 0.18 — — — — Impact of 2017 Tax Act — (1.14) — — — Adjusted earnings per common share – diluted1 $4.00 $2.32 $2.24 $1.84 $1.64 Weighted average number of common shares outstanding – diluted 38,318 39,192 41,709 41,729 40,729

Reconciliation of Net Income to Total Adjusted Segment EBITDA 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure. (in thousands) FY 2018 Net Income $150,611 Add back: Income tax provision 57,181 Interest income and other (4,977) Interest expense 27,149 Gain on sale of business (13,031) Loss on early extinguishment of debt 9,072 Unallocated corporate expense 96,595 Segment depreciation expense 27,979 Amortization of intangible assets 8,162 Total Adjusted Segment EBITDA1 $358,741

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. (in thousands) FY 2018 FY 2017 FY 2016 Net cash provided by operating activities $230,672 $147,625 $233,488 Purchases of property and equipment (32,270) (32,004) (28,935) Free Cash Flow1 $198,402 $115,621 $204,553

Reconciliation of Full Year 2019 EPS Guidance to Adjusted EPS Guidance Year Ended December 31, 2019 Low High Guidance on estimated earnings per common share - diluted (GAAP) 1 $3.33 $3.83 Non-cash interest expense on convertible notes, net of tax 0.17 0.17 Guidance on estimated adjusted earnings per common share – diluted (Non-GAAP) 1 $3.50 $4.00 1 The forward-looking guidance on estimated 2019 EPS and Adjusted EPS does not reflect other gains and losses (all of which would be excluded from Adjusted EPS) related to the future impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and gain or loss on sale of a business as these items are dependent on future events that are uncertain and difficult to predict. The forward-looking guidance excludes any shares of common stock potentially issuable upon conversion of the 2023 Convertible Notes from the calculation of EPS.

End NotesFTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income, a GAAP financial measure, as a segment’s share of consolidated operating income. We define Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA, a GAAP financial measure, as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes, gain or loss on sale of a business and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.